UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2014

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-146093	20-5748297
(Commission File Number)	(I.R.S. Employer Identification No.)

260 Hudson River Road, Waterford, NY	12188
(Address of Principal Executive Offices)	(Zip Code)
518-233-3370
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 27, 2014, Momentive Performance Materials Inc. (the “Company”) filed monthly operating reports for the periods from April 13, 2014 to April 30, 2014, and May 1, 2014 to May 31, 2014 (collectively, the “Monthly Operating Reports”) with the United States Bankruptcy Court for the Southern District of New York. The Bankruptcy Court has had jurisdiction over the reorganization proceedings under Chapter 11 of the United States Bankruptcy Code for the Company, its parent and certain of its U. S. subsidiaries since April 13, 2014. Copies of the Monthly Operating Reports are attached as Exhibits 99.1 and 99.2 to this report.

The information set forth in this Item 7.01 and the attached Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities in that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Monthly Operating Reports are limited in scope, cover a limited time period, do not reflect the Company’s international businesses that are not part of the Chapter 11 proceedings, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable requirements of the Office of the United States Trustee and are subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports contain any information beyond that required by the Office of the United States Trustee. The Monthly Operating Reports also contain information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1	Monthly Operating Report for the Period from April 13, 2014 to April 30, 2014

Exhibit 99.2	Monthly Operating Report for the Period from May 1, 2014 to May 31, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date:	June 27, 2014	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Monthly Operating Report for the Period from April 13, 2014 to April 30, 2014

99.2	Monthly Operating Report for the Period from May 1, 2014 to May 31, 2014